Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of China Finance, Inc. on Form 10-KSB for the year ended December 31, 2006, as filed with the Securities and Exchange Commission (the “Report”), I, Zhiyong Xu, Chief Executive Officer and Chairman of the Board of China Finance, Inc., certify, pursuant to 18 U.S.C. Section 1350, as adopted by Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.  The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of China Finance, Inc.

Pursuant to the rules and regulations of the Securities and Exchange Commission, this certification is being furnished and is not deemed filed.

Dated: April 10, 2007	/s/ Zhiyong Xu Zhiyong Xu Chief Executive Officer and Chairman of the Board